                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: NOVEMBER 22, 1996



                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                   0-26802                     31-1013521
(STATE OR OTHER          (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                      IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 840-1217
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  5.  OTHER EVENTS.

         On September 15, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), and Checkfree Acquisition Corporation II ("Acquisition"), a wholly owned subsidiary of the Checkfree, entered into an Agreement and Plan of Merger (the "Merger Agreement") with Intuit Inc. ("Intuit") and Intuit Services Corporation ("ISC"), pursuant to which Acquisition will merge (the "Merger") with and into ISC and ISC will become a wholly owned subsidiary of the Company.

         On November 22, 1996, Checkfree entered into a Services and License Agreement (the "License Agreement"), dated as of September 15, 1996, substantially all the terms of which will become operative upon effectiveness of the Merger. The principal objectives of the License Agreement are to: (i) establish a continuing cooperative relationship between the parties whereby users of certain Intuit software products and services will continue to be able to obtain electronic banking and electronic bill payment services from ISC or the Checkfree through such Intuit products; (ii) provide the means for an orderly transition in the operation and support of several services currently offered by Intuit and ISC that are now interdependent on certain technologies, equipment, facilities, personnel and support services of ISC and Intuit; (iii) set forth the terms on which the Checkfree, ISC and Intuit will cooperate to develop, market, distribute and support certain of their respective products and services; and (iv) provide for the grant of certain technology licenses and mutual support and technical cooperation agreements among the parties designed to maintain connectivity between certain products and services offered by the parties. In partial consideration of several of Intuit's agreements under the License Agreement, ISC will agree to pay Intuit, in addition to certain other fees, the sum of $10 million in cash upon the closing of the Merger and an additional $10 million on or about October 1, 1997. Certain fees will be payable by Intuit to ISC and Checkfree under the License Agreement.

         The License Agreement is attached as an exhibit to this report and is incorporated herein by reference. The foregoing summary of the License Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

    Exhibit No.                   Description
       10(a)      Services and License Agreement, dated as of September 15,
                  1996, between Checkfree Corporation and Intuit Inc.*

------------
* The Registrant has requested that portions of this Exhibit be given confidential treatment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CHECKFREE CORPORATION



Date:  December 6, 1996    By: /s/ John M. Stanton
                              --------------------
                              John M. Stanton, Vice President and Treasurer

                                  EXHIBIT INDEX


             Exhibit No.                             Description                                   Page
                10(a)          Services and License Agreement, dated as of
                               September 15, 1996, between Checkfree
                               Corporation and Intuit Inc.*

-------------
* The Registrant has requested that portions of this Exhibit be given confidential treatment.

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